UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 2, 2010

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423-855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Restricted Common Stock Grants

Effective February 5, 2010, and in accordance with grants approved at a meeting held February 2, 2010, of the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (the “Company”), the Company issued a total of 115,100 shares of its common stock pursuant to annual restricted stock awards under its Amended and Restated Stock Incentive Plan.

Included in these grants were the following restricted stock awards to the three individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K:

Name:	Title Effective January 1, 2010:	Number of Shares Granted:
Charles B. Lebovitz	Chairman of the Board of Directors	7,500
John N. Foy	Vice Chairman of the Board, Chief Financial Officer, Secretary and Treasurer	7,500
Stephen D. Lebovitz	Director, President and Chief Executive Officer	15,000

Included in the shares granted to Stephen D. Lebovitz were both (i) a grant of 7,500 shares made in connection with the annual restricted stock awards and (ii) a one-time grant of an additional 7,500 shares, made in recognition of his recent promotion to Chief Executive Officer of the Company.

Each of these grants of restricted stock entitles the recipient to receive any dividends paid on the common stock, and to vote such shares, during the vesting period, and is subject to a five year vesting schedule and the other terms and conditions prescribed in the Company's Amended and Restated Stock Incentive Plan, as amended, and the related Form of Stock Restriction Agreement for restricted stock awards in 2006 and subsequent years, copies of which have been filed previously as exhibits to the Company’s periodic reports and are incorporated herein by reference in Item 9.01(c) below.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Not applicable

(b)           Pro Forma Financial Information

Not applicable

(c)           Exhibits

Exhibit Number	Description
10.5.1	CBL & Associates Properties, Inc. Amended and Restated Stock Incentive Plan (a)
10.5.5	Amendment No. 1 to CBL & Associates Properties, Inc. Amended and Restated Stock Incentive Plan (b)
10.5.6	Amendment No. 2 to CBL & Associates Properties, Inc. Amended and Restated Stock Incentive Plan (b)
10.5.9	Form of Stock Restriction Agreement for Restricted Stock Awards in 2006 and subsequent years (c)

(a)	Incorporated by reference from the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.*

(b)	Incorporated by reference from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.*

(c)	Incorporated by reference from the Company’s Current Report on Form 8-K, filed on May 24, 2006.*

* Commission File No. 1-12494

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CBL & ASSOCIATES PROPERTIES, INC.

  /s/ John N. Foy
_______________________________
     John N. Foy
                  Vice Chairman,
   Chief Financial Officer and Treasurer

Date: February 8, 2010